                                                                  EXHIBIT 10.1.2


                            SEI INVESTMENTS COMPANY
                          OPTION SHARE DEFERRAL PLAN


                         (EFFECTIVE DECEMBER 1, 1997)



                                      77

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                            SEI INVESTMENTS COMPANY


                          OPTION SHARE DEFERRAL PLAN
                          --------------------------

     In recognition of the services provided to SEI Investments Company (the "Company") by certain of its officers and other key management and highly compensated employees, the Company has established the SEI Investments Company Option Share Deferral Plan (the "Plan") to offer such employees the opportunity to defer receipt of the "profit shares," as defined herein, when they exercise options under the Company's Stock Option Plan. The Plan shall be effective, December 1, 1997, under the terms and conditions hereinafter set forth.



                                 TABLE OF CONTENTS
                                 -----------------



                                                                            Page
                                                                            ----



Article 1  Definitions and Construction......................................  1



Article 2  Participant Deferrals and Accounts................................  3



Article 3  Distributions to Participants.....................................  4



Article 4  Death Benefits....................................................  6



Article 5  Vesting...........................................................  6



Article 6  Nature of Company's Obligation....................................  6



Article 7  Administration....................................................  7



Article 8  Amendment and Termination.........................................  8



Article 9  Miscellaneous.....................................................  8


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                                   ARTICLE 1



                         DEFINITIONS AND CONSTRUCTION
                         ----------------------------



          Sec. 1.01  DEFINITIONS. Whenever used in this Plan:
                     -----------

          "ACCOUNT" means entries maintained in the records of the Company which reflect the number of Profit Shares deferred by a Participant pursuant to
Section 2.01 or which otherwise stand to the credit of the Participant under the Plan.

          "AFFILIATE" means any corporation, partnership or other entity in which the Company holds, directly or indirectly, fifty percent (50%) or more of the entity's equity interest.

          "BENEFICIARY" means any individual or entity designated by a Participant pursuant to Section 4.02 to receive death benefits described in
Section 4.01 subsequent to the Participant's death.

          "BOARD" means the Board of Directors or other governing body of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar nature and purpose.

          "COMMON STOCK" means shares of Common Stock, par value $.01 per share, of the Company.

          "COMPANY" means SEI Investments Company or any successor thereto.

          "DEFERRAL ELECTION FORM" means the form provided to Participants by the Plan Administrator on which the Participants elect (a) to defer Profit Shares in accordance with Section 2.01, (b) to have cash dividends payable with respect to Common Stock credited to his or her Account in the form of additional Profit Shares or paid in cash, in accordance with Section 2.02, and (c) the time of distribution of Profit Shares credited to his or her Account in accordance with Section 3.01.

          "EFFECTIVE DATE" means December 1, 1997.

          "ELIGIBLE EMPLOYEE" means an Employee who (a) is a participant in the Stock Option Plan, and (b) is designated and approved for participation in the Plan by the Plan Administrator, in its sole discretion.

          "EMPLOYEE" means any individual employed by the Company (as determined in accordance with the personnel policies and practices of the Company).

          "FAIR MARKET VALUE" means the fair market value of Common Stock as determined by the Plan Administrator in accordance with the rules established under the Stock Option Plan for making such determination.


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

          "HARDSHIP" means an unforeseeable financial emergency that is an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence.

          "OPTION SHARE DEFERRAL" means a deferral of Profit Shares by a Participant pursuant to Section 2.01 upon exercise of a nonqualified stock option under the Stock Option Plan.

          "PARTICIPANT" means (a) any Eligible Employee who makes an Option Share Deferral pursuant to Section 2.01, or (b) any former Eligible Employee who has a balance in his or her Account greater than zero which has not been fully distributed pursuant to Article 3 or 4.

          "PLAN" means this SEI Investments Company Option Share Deferral Plan.

          "PLAN ADMINISTRATOR" means the individual or committee designated as the administrator of the Plan by the Board or its designee, or, if such position is vacant, the Company.

          "PLAN YEAR" means the calendar year.

          "PROFIT SHARES" means with respect to an exercise of an option under the Stock Option Plan, a number of shares of Common Stock (rounded to the nearest one-one hundredth of a share) equal to (a) the excess of the Fair Market Value per share of Common Stock at the date of exercise multiplied by the number of shares covered by the option exercise over the aggregate exercise price of the shares so purchased, divided by (b) the Fair Market Value per share at the date of exercise.

          "STOCK OPTION PLAN" means the SEI Investments Company Stock Option Plan or any successor thereto.

          "TERMINATION FROM EMPLOYMENT" means, for any Participant, his termination from employment for any reason other than death, including retirement, disability, discharge or any absence that causes him to cease to be an employee of the Company and any affiliates.

          Sec. 1.02  GENDER AND NUMBER.  The masculine pronoun shall include the
                     -----------------
feminine; the singular shall include the plural; and vice versa.


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                                   ARTICLE 2


                      PARTICIPANT DEFERRALS AND ACCOUNTS
                      ----------------------------------


          Sec. 2.01  OPTION SHARE DEFERRALS.
                     ----------------------

          (a) An Eligible Employee may irrevocably elect on the Deferral Election Form to defer receipt of all or a portion of the Profit Shares pursuant to the exercise of a nonqualified stock option under the Stock Option Plan for a Plan Year, subject to such rules and procedures as the Plan Administrator deems appropriate. Such Deferral Election Form must be provided to the Plan Administrator by November 30 of the calendar year prior to the beginning of the Plan Year in which the options are exercised; at any time on or before provided, however, that such Deferral Election Form may be provided to the Administrator at any time on or before December 31, 1997 for deferrals to be made during the Plan Year beginning January 1, 1998. Any election hereunder shall apply only to the extent that payment of the exercise price for the option to which the election relates is satisfied by surrender (including a constructive surrender) of unrestricted mature shares of Common Stock owned by the Participant having a Fair Market Value on the date of exercise equal to the exercise price. Any election hereunder shall be irrevocable with respect to option exercises during the Plan Year to which it relates.

          (b) Subject to such reasonable rules as may be prescribed by the Plan Administrator, the number of Profit Shares deferred under this Section 2.01 shall be credited to a Participant's Account immediately upon the exercise of the option from which such Profit Shares derive. The number of Profit Shares credited to the Participant's Account shall be reduced as necessary to satisfy any applicable employment tax withholding obligations of the Company in connection with the option exercise, all as determined by the Plan Administrator in accordance with procedures similar to those established under the Stock Option Plan.

          (c) The Plan Administrator shall provide a statement at least annually to each Participant showing such information as is appropriate, including the aggregate number of Profit Shares credited to his or her Account.

          Sec. 2.02  ACCOUNT ADJUSTMENTS.
                     -------------------

          (a) In the event a dividend is declared with respect to the Common Stock, a Participant's Account shall be credited with additional Profit Shares (rounded to the nearest one-one hundredth of a share) equal to the amount of the aggregate cash dividend that would have been distributed on shares represented by the Profit Shares then credited to a Participant's Account, divided by the then current per share Fair Market Value of the Common Stock, unless the Participant has made an irrevocable election on a Deferral Election Form to receive instead an amount equal to such cash dividends at the time such dividends become payable.


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          (b) Unless otherwise determined by the Plan Administrator, in the event of a stock split, stock dividend, reclassification, reorganization or other capital adjustment in the shares of Common Stock, the number of Profit Shares then credited to the Participant's Account shall be adjusted in the same manner as the shares of the Common Stock are adjusted.



                                   ARTICLE 3


                         DISTRIBUTIONS TO PARTICIPANTS
                         -----------------------------


          Sec. 3.01  DISTRIBUTION UPON TERMINATION FROM EMPLOYMENT OR AFTER A
                     --------------------------------------------------------
FIXED PERIOD OF TIME.  A Participant shall irrevocably elect on the Deferral
---------------------
Election Form to receive a number of shares of Common Stock equal to the number of Profit Shares credited to his or her Account, as a result of a deferral election made pursuant to Section 2.01 or an adjustment in his or her Account pursuant to the terms of the Plan, upon:

     (a)  the Participant's Termination from Employment;

     (b) a specified date or the expiration of a specified number of years after the date of exercise of the option from which the Profit Shares are derived; provided that in no event may such specified date be less than, or deferral period end before, three (3) years from the date of exercise of the option from which such Profit Shares are derived;

     (c)  the earlier of (a) or (b); or

     (d)  the later of (a) or (b).

A Participant shall receive the entire number of shares of Common Stock to which he or she is entitled in a single distribution at the time determined above, unless the Participant has made an irrevocable election on the Deferral Election Form or supplement thereto, at least thirteen (13) months in advance of the distribution date determined above, to receive such shares instead in substantially equal annual installments over a period of not more than five (5) years from the distribution date determined above.

          Sec. 3.02  WITHDRAWALS ON ACCOUNT OF HARDSHIP.  Prior to the date a
                     ----------------------------------
Participant becomes entitled to a distribution under Section 3.01, the Participant may request, and the Plan Administrator, in its sole and absolute discretion, may approve, a withdrawal of all or a portion of the Profit Shares credited to the Participant's Account on account of a Hardship. The Plan Administrator may request the Participant to provide such information as it deems necessary and proper for it to determine the existence of a Hardship. The Plan Administrator shall review the Participant's request and determine the extent, if any, to which such request is justified. It is intended that the Plan Administrator's determination as to whether a Participant has suffered a Hardship shall be made consistent with the requirements for an "unforeseeable emergency," within the meaning of section 457(d) of the Code. Any such withdrawal shall be limited to an amount reasonably necessary to meet the Hardship.


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          Sec. 3.03  WITHDRAWALS WITH PENALTY.  Prior to the date a Participant
                     ------------------------
becomes entitled to a distribution under Section 3.01, the Participant may request and the Plan Administrator, in its sole and absolute discretion, may approve, a withdrawal of all or a portion of the Profit Shares credited to the Participant's Account. In the event of a withdrawal pursuant to this Section 3.03, the Participant shall forfeit from his or her Account a number (rounded up to the next whole number) of Profit Shares equal to ten (10%) percent of the number of Profit Shares withdrawn. The forfeited Profit Shares shall be deducted from the Participant's Account prior to giving effect to the requested withdrawal, and neither the Participant, nor his or her Beneficiary or any other person claiming an interest in the Participant's Account shall have any right or claim to the forfeited amount.

          Sec. 3.04  ACCELERATION OF PAYMENTS.
                     ------------------------

     (a) In the event of the liquidation, dissolution or winding up of the Company or the distribution or sale of all or substantially all of the Company's assets and property, the Company shall immediately distribute to the Participant shares of Common Stock equal to the number of Profit Shares then credited to the Participant's Account.

     (b) In the event the Plan Administrator determines, based on a change in the applicable tax laws, a published ruling or similar announcement issued by the Internal Revenue Service, a regulation issued by the Secretary of the Treasury or his or her delegate, a decision by a court of competent jurisdiction involving a Participant, or a closing agreement involving a Participant made under section 7121 of the Code that is approved by the Commissioner, that a Participant has recognized or will recognize income for Federal income tax purposes with respect to any amounts that are or will be payable to the Participant under this Article 3 before they otherwise would be paid to the Participant, upon the request of the Participant, the Plan Administrator shall immediately distribute to the Participant shares of Common Stock equal to the number of Profit Shares with a Fair Market Value at the time of such distribution equal to the amount of income so recognized.

     (c) The Company reserves the right, in its sole discretion, upon termination of the Plan or at any other time to accelerate payments hereunder by distributing to Participants' shares of Common Stock equal to the number of Profit Shares then credited to the Participants' Accounts in full satisfaction of its obligations hereunder.


                                      83
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                                   ARTICLE 4


                                DEATH BENEFITS
                                --------------


          Sec. 4.01  DISTRIBUTION OF BENEFITS UPON DEATH OF PARTICIPANT.  In the
                     --------------------------------------------------
event of a Participant's death prior to the complete distribution of his or her Account pursuant to Article 3, shares of Common Stock equal to the number of Profit Shares remaining in the Participant's Account shall be distributed to the Participant's Beneficiary in a single distribution as soon as administratively practicable following the Participant's death.

          Sec. 4.02  DESIGNATION OF BENEFICIARY.  For purposes of Section 4.01,
                     --------------------------
the Participant's Beneficiary shall be the person or persons so designated by the Participant in a written instrument submitted to the Plan Administrator. In the event the Participant fails to properly designate a Beneficiary, his or her Beneficiary shall be the Participant's surviving spouse or, if none, his or her estate.



                                   ARTICLE 5


                                    VESTING
                                    -------


          Sec. 5.01  FULL VESTING OF BENEFITS.   A Participant, at all times,
                     ------------------------
shall have a fully (100%) vested interest in his or her Account.



                                   ARTICLE 6


                        NATURE OF COMPANY'S OBLIGATION
                        ------------------------------


          Sec. 6.01  FUNDING OF BENEFITS.  In any event, the obligation of the
                     -------------------
Company hereunder shall constitute a general, unsecured obligation, payable solely out of general assets of the Company, and anything contained herein to the contrary notwithstanding, until delivery of Common Stock is made to the Participant or the Participant's Beneficiary hereunder, neither the Participant, nor the Participant's Beneficiary or any other person claiming an interest hereunder shall have any right to or property interest in, any Common Stock or other specific assets of the Company.

          Sec.  6.02  NO RIGHTS AS SHAREHOLDER.  Until delivery of Common Stock
                      ------------------------
is made to the Participant or the Participant's Beneficiary hereunder, no Participant, Participant's Beneficiary or any other person claiming an interest hereunder shall have any rights as a shareholder of the Company, including the right to any cash dividends (except as provided in Section 2.01) or the right to vote, with respect to any Common Stock or the Profit Shares credited to the Participant's Account hereunder.


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                                   ARTICLE 7



                                ADMINISTRATION
                                --------------


          Sec. 7.01  PLAN ADMINISTRATOR.  The individual or committee designated
                     ------------------
by the Board as the Plan Administrator of the Plan shall be the administrator of the Plan for purposes of the Employee Retirement Income Security Act of 1974 (ERISA), as amended from time to time. However, if such position is vacant, the Company shall be the Plan Administrator.

          Sec. 7.02  DUTIES AND POWERS OF PLAN ADMINISTRATOR.  The Plan
                     ---------------------------------------
Administrator shall have full discretionary power and authority to construe, interpret and administer this Plan and may, to the extent permitted by law, make factual determinations, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan and, subject to
Section 7.03, the Plan Administrator's actions in doing so shall be final and binding on all persons interested in the Plan. The Plan Administrator may from time to time adopt rules and regulations governing the operation of this Plan and may employ and rely on such legal counsel, such actuaries, such accountants and such agents as it may deem advisable to assist in the administration of the Plan.

          Sec. 7.03  CLAIMS PROCEDURE.
                     ----------------

          (a) The Company will advise each Participant and Beneficiary of any benefits to which he or she is entitled under the Plan. If any person believes that the Company has failed to advise him or her of any benefit to which he or she is entitled, he or she may file a written claim with the Plan Administrator. The claim shall be reviewed, and a response provided, within a reasonable time after receiving the claim. Any claimant who is denied a claim for benefits shall be provided with written notice setting forth:

               (1) the specific reasons or reasons for the denial;

               (2) specific reference to pertinent Plan provisions on which denial is based;

               (3) a description of any additional material or information necessary for the claimant to perfect the claim; and

               (4) an explanation of the claim review procedure set forth in paragraph (b), below.

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          (b) Within 60 days of receipt by a claimant of a notice denying a claim under the Plan under paragraph (a), the claimant or his or her duly authorized representative may request in writing a full and fair review of the claim by the Plan Administrator or a claims committee appointed by the Plan Administrator (hereinafter the "Committee"). The Committee may extend the 60-day period where the nature of the benefit involved or other attendant circumstances make such extension appropriate. In connection with such review, the claimant or his or her duly authorized representative may review pertinent documents and may submit issues and comments in writing. The Committee shall make a decision promptly, and not later than 60 days after the Committee's receipt of a request for review, unless special circumstances (such as the need to hold a hearing, if the Committee deems one necessary) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review.
The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.



                                   ARTICLE 8


                           AMENDMENT AND TERMINATION
                           -------------------------


          Sec. 8.01  AUTHORITY TO AMEND.  The Board or its designee may amend
                     ------------------
the Plan at any time in any manner whatsoever. Notwithstanding the above, no amendment shall operate to reduce the benefit amount accrued on behalf of a Participant on the effective date of the amendment.

          Sec. 8.02  RIGHT TO TERMINATE.  Continuance of the Plan is completely
                     ------------------
voluntary and is not assumed as a contractual obligation of the Company. The Company shall have the right at any time for any reason to terminate the Plan, by action of the Board; provided, however, that the Plan termination shall not operate to reduce the amount accrued on behalf of a Participant on the effective date of the Plan's termination.



                                   ARTICLE 9



                                 MISCELLANEOUS
                                 -------------


          Sec. 9.01  NO RIGHT TO EMPLOYMENT.  Nothing contained herein (a) shall
                     ----------------------
be deemed to exclude a Participant from any compensation, bonus, pension, insurance, severance pay or other benefit to which he or she otherwise is or might become entitled to as an Employee or (b) shall be construed as conferring upon an Employee the right to continue in the employ of the Company.

          Sec. 9.02  NO COMPENSATION FOR OTHER BENEFITS.  Except as provided
                     ----------------------------------
herein, any amounts paid hereunder shall not be deemed salary or other compensation to a Participant for the purposes of computing benefits to which he or she may be entitled under any other arrangement established by the Company for the benefit of its employees.


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          Sec. 9.03  RIGHTS AND OBLIGATIONS.  The rights and obligations created
                     ----------------------
hereunder shall be binding on a Participant's heirs, executors and administrators and on the successors and assigns of the Company.

          Sec. 9.04  PAYMENTS TO REPRESENTATIVES.  If any Participant or
                     ---------------------------
Beneficiary entitled to receive any benefits hereunder is determined by the Plan Administrator, or is adjudged to be, legally incapable of giving valid receipt and discharge for such benefits, the benefits shall be paid to a duly appointed and acting conservator or guardian, or other legal representative of such Participant or Beneficiary, if any, and if no such legal representative is appointed and acting, to such person or persons as the Plan Administrator may designate. Such payments shall, to the extent made, be deemed a complete discharge for such payments under this Plan.

          Sec. 9.05  NO FRACTIONAL SHARES.  No fractional shares of Common Stock
                     --------------------
shall be issued or delivered pursuant to the Plan. The Plan Administrator shall determine whether cash shall be paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          Sec. 9.06  NONALIENATION.  Except as hereinafter provided with respect
                     -------------
to family disputes, the rights of any Participant under this Plan are personal and may not be assigned, transferred, pledged or encumbered. Any attempt to do so shall be void. In cases of family disputes, the Company will observe the terms of the Plan unless and until ordered to do otherwise by a state or Federal court. As a condition of participation, a Participant agrees to hold the Company harmless from any claim that arises out of the Company's obeying the final order of any state or Federal court, whether such order effects a judgment of such court or is issued to enforce a judgment or order of another court. For purposes of this Section 9.06, "family dispute" means a dispute relating to provision of child support, alimony payments, or marital property rights to a spouse, former spouse or other dependent of the Participant.

          Sec. 9.07  LIMITATIONS ON OBLIGATIONS.  Neither the Company nor any
                     --------------------------
member of the Board shall be responsible or liable in any manner to any Participant, Beneficiary or any person claiming through them for any benefit or action taken or omitted in connection with the granting of benefits, the continuation of benefits, or the interpretation and administration of this Plan.

          Sec. 9.08  WITHHOLDING.  If the Company is required to withhold
                     -----------
amounts under applicable federal, state or local tax laws, rules or regulations, the Company shall be entitled to deduct and withhold such amounts from any payment made pursuant to this Plan.

          Sec. 9.09  LOST PAYEES.  Any benefit payable under the Plan shall be
                     -----------
deemed forfeited if the Plan Administrator is unable to locate the Participant or Beneficiary to whom payment is due; provided, however, that such benefit shall be reinstated if a claim is made by the Participant or Beneficiary for the forfeited benefit.

          Sec. 9.10  GOVERNING LAW.  The Plan shall be construed in accordance
                     -------------
with and governed by the laws of the Commonwealth of Pennsylvania.


                                      87